Exhibit 99.1

Contacts: Honeywell Media Stacey Jones (980) 378-6258 Stacey.Jones@Honeywell.com Investors Sean Meakim (704) 627-6200 Sean.Meakim@Honeywell.com	Contacts: Air Products Media Katie McDonald (610) 481-3673 mcdonace@airproducts.com Investors Sidd Manjeshwar (610) 481-1872 manjessj@airproducts.com

HONEYWELL TO ACQUIRE AIR PRODUCTS’ LIQUEFIED NATURAL GAS PROCESS TECHNOLOGY AND EQUIPMENT BUSINESS TO EXPAND ENERGY TRANSITION SOLUTIONS AND SERVICES

•	Acquisition will build on Honeywell’s energy transition capabilities by creating an end-to-end offering for customers worldwide

•	The combination will create new opportunities for diversified growth and innovation in aftermarket services and software

•	Transaction is expected to be immediately accretive to Honeywell’s sales growth and segment margin while also accretive to adjusted EPS in the first full year of ownership

•	Air Products to continue its focus on its industrial gas business and related technology and equipment and driving the energy transition through clean hydrogen at scale

CHARLOTTE, N.C., July 10, 2024—Honeywell (Nasdaq: HON) and Air Products (NYSE:APD) jointly announced today that Honeywell has agreed to acquire Air Products’ liquefied natural gas (LNG) process technology and equipment business for $1.81 billion in an all-cash transaction. This represents approximately 13x estimated 2024 EBITDA.

As a result of the acquisition, Honeywell will be able to offer customers a comprehensive, top-tier solution for managing their energy transformation journey. The new holistic offering will encompass natural gas pre-treatment and state-of-the-art liquefaction, utilizing digital automation technologies unified under the Honeywell Forge and Experion platforms. This full-service solution will enable efficient, reliable and optimized management of natural gas assets, delivering unparalleled value and support.

Currently, Honeywell provides a pre-treatment solution serving LNG customers globally. Air Products’ complementary LNG process technology and equipment business consists of a comprehensive portfolio, including in-house design and manufacturing of coil-wound heat exchangers (CWHE) and related equipment. CWHEs provide the highest throughput of natural gas in a single exchanger with a small footprint and robust, reliable and safe operations both onshore and offshore.

“While the world continues to build the renewables-based energy infrastructure of the future, natural gas is a critical lower-emission and affordable transition fuel that will help meet ever-increasing and dynamic global energy demands,” said Vimal Kapur, Chairman and CEO of Honeywell.

“This highly complementary acquisition will further strengthen our energy transition portfolio, and Air Products’ CWHE technology will immediately expand our installed base - creating new opportunities to compound growth in aftermarket services and digitalization through our Honeywell Forge platform,” Kapur added.

“The decision to divest our LNG heat exchanger technology and equipment business reflects Air Products’ continued focus on its two-pillar strategy — to grow our core industrial gas business and related technology and equipment, and to be a first-mover delivering clean hydrogen at scale to decarbonize industrial and heavy-duty transportation sectors,” said Air Products’ Chairman, President and Chief Executive Officer Seifi Ghasemi. “The LNG business is a great business and at its strongest point in its decades-long history thanks to the outstanding work of our people, and they will be in good hands to advance as part of Honeywell’s related portfolio of technologies.”

The LNG market has quadrupled over the past 20 years and is expected to double over the next two decades, driven by demand in key end markets including power and data centers according to industry research.1

Ken West, President and CEO of Honeywell’s Energy and Sustainability Solutions (ESS) segment, said, “The integration of this talented team and the acquired proprietary technologies will enable Honeywell UOP to bring a full spectrum of scalable solutions and services that help our global customers navigate the complex journey to more sustainable and efficient energy practices.”

Air Products’ LNG Business has approximately 475 employees with headquarters in Allentown, Pennsylvania and a 390,000-square-foot manufacturing facility in Port Manatee, Florida, where all sizes of CWHEs are made.

This is the fourth acquisition Honeywell has announced this year as part of its disciplined capital deployment strategy. The company is focused on high-return acquisitions that will drive future growth across its portfolio, which is aligned with the three compelling megatrends of automation, the future of aviation and energy transition.

This transaction, which is expected to be adjusted earnings per share accretive in the first full year of ownership is not subject to any financing conditions and is expected to close before the end of the calendar year, subject to customary closing conditions, including receipt of certain regulatory approvals.

Editor’s Note: Link to Photo- A completed LNG heat exchanger manufactured at Air Products’ Port Manatee facility is being loaded on a carrier at the Port of Manatee for shipment to the customer.

About Honeywell

Honeywell is an integrated operating company serving a broad range of industries and geographies around the world. Our business is aligned with three powerful megatrends – automation, the future of aviation and energy transition – underpinned by our Honeywell Accelerator operating system and Honeywell Forge IoT platform. As a trusted partner, we help organizations solve the world’s toughest, most complex challenges, providing actionable solutions and innovations through our Aerospace Technologies, Industrial Automation, Building Automation and Energy and Sustainability Solutions business segments that help make the world smarter, safer and more sustainable. For more news and information on Honeywell, please visit www.honeywell.com/newsroom.

We describe many of the trends and other factors that drive our business and future results in this release. Such discussions contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act). Forward-looking statements are those that address activities, events, or developments that management intends, expects, projects, believes, or anticipates will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments, and other relevant factors, many of which are difficult to predict and outside of our control. They are not guarantees of future performance, and actual results, developments and business decisions may differ significantly from those envisaged by our forward-looking statements. We do not undertake to update or revise any of our forward-looking statements, except as required by applicable securities law. Our forward-looking statements are also subject to material risks and uncertainties, including ongoing macroeconomic and geopolitical risks, such as lower GDP growth or recession, capital markets volatility, inflation, and certain regional conflicts, that can affect our performance in both the near- and long-term. In addition, no assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this release can or will be achieved. These forward-looking statements should be considered in light of the information included in this release, our Form 10-K and other filings with the Securities and Exchange Commission. Any forward-looking plans described herein are not final and may be modified or abandoned at any time.

1 LNG industry trends | Deloitte US

1 This release references certain non-GAAP measures, including:

•

Segment margin, which is defined as segment profit divided by net sales; segment profit, on an overall Honeywell basis, is defined as operating income, excluding stock compensation expense, pension and other postretirement service costs, amortization of acquisition-related intangibles, certain acquisition-related costs, and repositioning and other charges.

•

Adjusted earnings per share, which is defined as diluted earning per share adjusted to exclude pension mark-to-market expense, amortization of acquisition-related intangibles, certain acquisition-related costs, and other items as described in reconciliations provided when we disclose adjusted earnings per share; and

•	EBITDA, which we define as earnings before tax, depreciation and amortization.

Management believes that, when considered together with reported amounts, these measures are useful to investors and management in understanding our ongoing operations and in the analysis of ongoing operating trends.

Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitations of these non-GAAP financial measures are that they exclude significant expenses and income that are required by GAAP to be recognized in the consolidated financials statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures.

About Air Products

Air Products (NYSE:APD) is a world-leading industrial gases company in operation for over 80 years focused on serving energy, environmental, and emerging markets. The Company has two growth pillars driven by sustainability. Air Products’ base business provides essential industrial gases, related equipment and applications expertise to customers in dozens of industries, including refining, chemicals, metals, electronics, manufacturing, and food. The Company also develops, engineers, builds, owns and operates some of the world’s largest clean hydrogen projects supporting the transition to low- and zero-carbon energy in the heavy-duty transportation and industrial sectors. Additionally, Air Products is the world leader in the supply of liquefied natural gas process technology and equipment, and provides turbomachinery, membrane systems and cryogenic containers globally.

The Company had fiscal 2023 sales of $12.6 billion from operations in approximately 50 countries and has a current market capitalization of over $50 billion. Approximately 23,000 passionate, talented and committed employees from diverse backgrounds are driven by Air Products’ higher purpose to create innovative solutions that benefit the environment, enhance sustainability and reimagine what’s possible to address the challenges facing customers, communities, and the world. For more information, visit www.airproducts.com or follow us on LinkedIn, X, Facebook or Instagram.

Cautionary Note Regarding Forward-Looking Statements

This release contains “forward-looking statements” within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements about the transaction that is the subject of this release and its expected impact and timing, and about the company’s business outlook and investment opportunities. These forward-looking statements are based on management’s expectations and assumptions as of the date of this release and are not guarantees of future performance. While forward-looking statements are made in good faith and based on assumptions, expectations and projections that management believes are reasonable based on currently available information, actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including the risk factors described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023 and other factors disclosed in our filings with the Securities and Exchange Commission. Except as required by law, we disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any such forward-looking statements are based.